EXHIBIT 32.1

CERTIFICATION PURSUANT TO
Securities Exchange Act Rules 13a-14(b) AND 15d-14(b)
AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2010 as filed with the U.S. Securities and Exchange Commission (the “10-Q Report”) that, to the best of the undersigned’s knowledge:

a)	the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2010

/s/ Hervé Caen
Hervé Caen
Chief Executive Officer and Interim Chief Financial Officer